UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 3, 2024
Date of Report (Date of earliest event reported)

MUNCY COLUMBIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)

570-784-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On June 3, 2024, Muncy Columbia Financial Corporation mailed to shareholders its 1st Quarter Report and Shareholder Letter. A copy of the report and letter is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit Number	Description

99.1	1st Quarter Report and Shareholder Letter

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 3, 2024	Muncy Columbia Financial Corporation

	By:	/s/ Joseph K. O’Neill, Jr.
	Name:	Joseph K. O’Neill, Jr.
	Title:	Executive Vice President and Chief Financial Officer